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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 24, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                    1-4300                  41-0747868
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
      of Incorporation)            File Number)         Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.


EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1 Press Release dated July 24, 2003, "Apache Reports Record Second-Quarter Oil and Gas Production."


ITEM 9.  REGULATION FD DISCLOSURE

Apache Corporation, a Delaware corporation ("Apache"), is furnishing this Current Report on Form 8-K to report information pursuant to Item 12 - Disclosure of Results of Operations and Financial Condition of Form 8-K.

On July 24, 2003, Apache issued a press release announcing results for the three and six month periods ended June 30, 2003. The press release is listed and furnished under Item 7 as Exhibit 99.1 and incorporated herein by reference.

The press release discusses Apache's cash from operations or "cash flow." Cash from operations represents net cash provided by operating activities before changes in operating assets and liabilities. Cash from operations is presented because management believes it is a useful adjunct to net cash provided by operating activities under accounting principles generally accepted in the United States (GAAP). Cash from operations is widely accepted as a financial indicator of an oil and gas company's ability to generate cash which is used to internally fund exploration and development activities and to service debt. Cash from operations is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities, as an indicator of cash flows, or as a measure of liquidity. The following table reconciles net cash provided by operating activities to cash from operations.

                                                       FOR THE THREE MONTHS                    FOR THE SIX MONTHS
                                                          ENDED JUNE 30,                         ENDED JUNE 30,
                                                 ----------------------------------      -------------------------------
                                                     2003              2002             2003              2002
                                                 -----------       -----------      ------------     ------------
                                                                             (In thousands)
Net cash provided by operating activities        $   686,124       $   418,820       $  1,224,165     $   624,085
Changes in operating assets and liabilities          (47,624)          (30,610)            58,300          53,333
                                                 -----------       -----------       ------------     -----------
Cash from operations                             $   638,500       $   388,210       $  1,282,465     $   677,418
                                                 -----------       -----------       ------------     -----------

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The press release discusses Apache's earnings per share before non-cash adjustments, a non-GAAP financial measure. Earnings per share before non-cash adjustments, a non-GAAP financial measure, excludes items (such as the impact of currency fluctuations on deferred taxes) that management deems not representative of the Company's financial performance. Management believes this measure provides a clearer understanding of the Company's financial results and enables investors to better compare its results with those of other companies.

                                                        FOR THE PERIODS ENDED JUNE 30, 2003
                                                       ------------------------------------
                                                        THREE MONTHS           SIX MONTHS
                                                       ---------------       --------------
Earnings per share                                       $    1.49              $    3.59
Non-cash adjustments                                          0.27                   0.34
                                                         ---------              ---------
Earnings per share before non-cash adjustments           $    1.76              $    3.93
                                                         ---------              ---------

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APACHE CORPORATION


Date:  July 24, 2003                   /s/ Roger B. Plank
                                       ----------------------------------------
                                       Roger B. Plank
                                       Executive Vice President and
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release dated July 24, 2003, "Apache Reports Record Second-Quarter Oil and Gas Production."